Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement for the G-III Apparel Group, Ltd. 2005 Stock Incentive Plan on Form S-8
(Registration Statement Number 333-125804) of G-III Apparel Group, Ltd. (the
"Company") of our report dated September 13, 2005, relating to our audit of the combined financial statements of J. Percy for Marvin Richards, Ltd. and CK
Outerwear, LLC as of December 31, 2004 and the related consolidated statements of operations, owners' equity, and cash flows for the year then ended, included in this Form 8-K/A of G-III Apparel Group, Ltd.

                                             /s/ EISNER LLP

New York, New York
September 26, 2005